MERRILL LYNCH LARGE CAP SERIES FUNDS, INC.
                       of Master Large Cap Series Trust

                      Supplement dated September 14, 2000
                    to the Prospectus dated August 1, 2000

     The definition of large cap companies in the "sidebar" on page 3 is deleted and replaced with the following:

          "LargeCap Companies--companies whose market capitalization is at least $5 billion under current market conditions. This definition of large cap companies may be changed in response to changes in the market."

     The third paragraph on page 7 is revised to read as follows:

          "As a large cap fund, each Fund's common stock holdings will represent securities of issuers whose market capitalization is at least $5 billion under current market conditions."



Code #19076-09-00